AMENDMENT NO.  1 TO CREDIT AGREEMENT


         AMENDMENT dated as of October 15, 1999 to the Amended and Restated Credit Agreement dated as of June 8, 1999 (the "Credit Agreement") among HALLWOOD ENERGY CORPORATION, HALLWOOD ENERGY PARTNERS, L.P. and HALLWOOD CONSOLIDATED RESOURCES CORPORATION (collectively, the "Borrowers"), the BANKS party thereto (the "Banks"), FIRST UNION NATIONAL BANK, as Collateral Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                      W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2.  Resetting of the Availability Limit and the Debt Limit.
  (a) The definition of "Availability Limit" set forth in Section 1.01 of the Credit Agreement is amended by to read in its entirety as follows:

         "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii)
$90,000,000. The Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

         (b) Effective on and as of the date hereof, the "Debt Limit", as determined in accordance with subsection (b) of Section 4.17 of the Credit Agreement, shall be $90,000,000.

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         (c) (i) On or prior to November 19, 1999,  the Borrowers  shall provide to the Banks such information as the Required Banks may reasonably request in order to redetermine the Debt Limit.

                  (ii)  Reasonably  promptly  after  receipt of the  information delivered pursuant to clause (i) above, Banks having at least 70% of the aggregate amount of the Commitments shall have the option to redetermine the Debt Limit and the Agent shall notify the Borrowers of any such redetermination, upon which notice such new Debt Limit (the "New Debt Limit") shall become immediately effective and binding on all parties to the Credit Agreement and shall be the Debt Limit thereunder, until further determinations thereof in accordance with Section 4.17(c) of the Credit Agreement. The redetermination of the Debt Limit pursuant to this Section shall not affect the ability of the Borrowers to request an additional such redetermination pursuant to Section 4.17(c)(iv) of the Credit Agreement in accordance with, and subject to the terms of, such Section.

                  (iii) If upon the effectiveness of the New Debt Limit, the aggregate unpaid principal amount of the Debt of the Borrowers exceeds the New Debt Limit, then:
                  (A) the Borrowers shall take one of the actions contemplated by clauses (i), (ii) and (iii) of Section 2.10 of the Credit Agreement within three (3) months from the date the Borrowers receive notice from the Agent of the New Debt Limit, and the Banks hereby waive the requirement under such Section that the Borrowers take one such action within thirty (30) days from the earlier of the Agent's notification to the Borrowers of such excess or the Borrowers otherwise becoming aware of such excess and subject to clause (iv) any Default or Event of Default arising under Section 5.01(a) of the Credit Agreement solely as a result of the failure by any Borrower to so comply; and

                           (B) from and including the date of  effectiveness  of
                  the New Debt Limit to but excluding the date on which the Borrowers take one of the actions required by clause (A) above, the Euro-Dollar Margin shall be equal to 2.50%, the Base Rate Margin shall be equal to 1.50% and the CD Margin shall be equal to 2.625%.

                  (iv) Failure by the Borrowers to comply with the provisions of clause (iii) shall constitute an "Event of Default" under the Credit Agreement and shall entitle the Agent, the Collateral Agent and the Banks

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         to  exercise  all rights and  remedies  available  under the  Financing
         Documents upon the occurrence of an Event of Default.

         SECTION 3. Change in Pricing. The definition of "Level III Status" set forth in Section 1.01 of the Credit Agreement is amended by to read in its entirety as follows:

         "Level III Status" exists on any date if on such date (i) the aggregate outstanding principal amount of the Loans is less than 90% of the Debt Limit and
(ii) neither Level I Status nor Level II Status exists on such date.

         SECTION 4.  Change in Amortization Schedule.  The first sentence of
Section 2.02 of the Credit Agreement is amended to read in its entirety as follows:

         Pursuant to Section 2.11, the Borrowers will repay the principal amount outstanding on each Note in seven (7) equal quarterly installments, commencing on the Term Date and thereafter on the last day of each consecutive 3 month period.

         SECTION 5. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment shall become effective as of the date hereof on the date on which the Agent shall have received from the Borrowers and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                            HALLWOOD ENERGY CORPORATION



                                            By:
                                                  Name:
                                                  Title:


                                            HALLWOOD CONSOLIDATED
                                                RESOURCES CORPORATION



                                            By:
                                                  Name:
                                                  Title:



                                            HALLWOOD ENERGY PARTNERS, L.P.


                                            By: HEC Acquisition Corp., its
                                                   General Partner

                          By___________________________
                                      Name:
                                                        Title:




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                                            MORGAN GUARANTY TRUST
                                                  COMPANY OF NEW YORK



                                            By:
                                                  Name:
                                                  Title:


                                            FIRST UNION NATIONAL BANK



                                       By:
                                      Name:
                                     Title:


                                            BANK OF AMERICA, N.A., formerly
                                                  NATIONSBANK, N.A.



                                            By:
                                                  Name:
                                                  Title:

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Acknowledged by:

                                    HALLWOOD LA PLATA, LLC
                                    LA PLATA ASSOCIATES, LLC

                                    By: HALLWOOD PETROLEUM, INC.

                                    By:______________________________________
                                      Name:
                                     Title:

                                    The Manager of Hallwood La Plata LLC and La
                                            Plata Associates LLC

                                    CONCISE OIL AND GAS PARTNERSHIP
                                    EM NOMINEE PARTNERSHIP COMPANY
                                    MAY ENERGY PARTNERS OPERATING
                                                 PARTNERSHIP LTD.

                                    By: HEC ACQUISITION CORP.

                                    By:______________________________________
                                      Name:
                                     Title:

                                    The  General  Partner of Concise Oil and Gas
                                    Partnership, EM Nominee Partnership Company,
                                    May Energy  Partners  Operating  Partnership
                                    LTD.

                                    HALLWOOD CONSOLIDATED PARTNERS,
                                    L.P.

                                    By: HALLWOOD CONSOLIDATED
                                    RESOURCES CORPORATION

                                    By:______________________________________
                                      Name:
                                     Title:

                                    The General Partner of Hallwood Consolidated
                                            Partners, L.P.


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